UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 28, 2010
Date of report (Date of earliest event reported)
Professional Veterinary Products, Ltd.
(Exact Name of Registrant as Specified in Its Charter)
Nebraska
(State or Other Jurisdiction of Incorporation)

000-26326	37-1119387
(Commission File Number)	(IRS Employer Identification No.)

10077 South 134th Street
Omaha, NE	68138
(Address of Principal Executive Offices)	(Zip Code)
(402) 331-4440
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On October 28, 2010, Jamie Meadows resigned as Chief Operating Officer of Professional Veterinary Products, Ltd. (the “Company”). On October 29, 2010, Stephen J. Price resigned as President and Chief Executive Officer of the Company. On October 29, 2010, the Board of Directors of the Company elected Vicky Winkler as the President and Chief Executive Officer of the Company. Ms. Winkler has served as Director of Accounting for the Company since September 12, 2009, and from September 17, 2001 to September 11, 2009 as Manager of Credit for the Company. As President and Chief Executive Officer, Ms. Winkler will receive $116,000.00 annually.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Veterinary Products, Ltd.
Date: November 1, 2010	By:	/s/ Vicky Winkler
		Name:	Vicky Winkler
		Title:	President and CEO